Exhibit 10.12

FedEx Contract #12-0527-021

Supplemental Agreement No. 9

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of February 16, 2017 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (the Aircraft); and

B. WHEREAS, Customer desires to reschedule the delivery month of two (2) Aircraft as set forth in the table below:

Current Delivery Month & Year	Revised Delivery Month & Year	Block	Table Reference	MSN
[*]	[*]	Original Firm	Table 1-A	42726
[*]	[*]	Original Firm	Table 1-A	42727

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1. Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 9.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BOEING PROPRIETARY

S9-1

Supplemental Agreement No. 9 to

Purchase Agreement No. 3712

2. Boeing and Customer acknowledge and agree that upon execution of this Supplemental Agreement No. 9 the two (2) Aircraft described in Recital Paragraph B above are hereby rescheduled as described herein.

3. Revise and replace in its entirety, Table 1-A with a revised Table 1-A, attached hereto, to reschedule the delivery month of two (2) Aircraft as identified in Recital Paragraph B above.

4. Revise and replace in its entirety Attachment 4 to Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, attached hereto, to reflect the reschedule of the two (2) Aircraft described in Recital Paragraph B above.

5. Boeing acknowledges that as a result of the reschedule of the two (2) Aircraft described in Recital Paragraph B above Customer will have [*] applicable to each such Aircraft. Boeing will [*] of the applicable Aircraft.

6. This Supplemental Agreement No. 9 to the Purchase Agreement shall not be effective until executed and delivered by the parties on or prior to February 17, 2017.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

BOEING PROPRIETARY

S9-2

Supplemental Agreement No. 9 to

Purchase Agreement No. 3712

EXECUTED as of the day and year first above written.

THE BOEING COMPANY

By:	/s/ L. Kirsten Jensen

Its:	Attorney-In-Fact

FEDERAL EXPRESS CORPORATION

By:	/s/ Phillip C. Blum

Its:	Vice President Aircraft Acquisition

BOEING PROPRIETARY

S9-3

TABLE OF CONTENTS

ARTICLES		SA Number
1	Quantity, Model and Description
2	Delivery Schedule
3	Price
4	Payment
5	Additional Terms

TABLES
1-A	Firm Aircraft Information Table	9
1-A1	Block C Aircraft Information Table	8
1-A2	Block E, Block F and Block G Aircraft Information Table	6
1-B	Exercised Option Aircraft Information Table	8
1-B1	Exercised Block D Option Aircraft Information Table	2
1-C	Exercised Purchase Right Aircraft Information Table	2

EXHIBIT
A	Aircraft Configuration	4
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables	2
CS1	Customer Support Variables
EE1	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

FED-PA-03712		SA-9
BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number

LA-1106151R2	LA-Special Matters Concerning [*] – Option
	Aircraft and Certain Purchase Right Aircraft	6
LA-1106152	LA-Special Matters Concerning [*] – Firm Aircraft
LA-1106153	LA-Liquidated Damages Non-Excusable Delay
LA-1106154R2	LA-Firm Aircraft and Option Aircraft Delivery Matters	6
LA-1106155	LA-Open Configuration Matters
LA-1106156R2	LA-Option Aircraft	6
	Attachment 1 to LA-1106156R2	8
	Attachment 2 to LA-1106156R2	6
	Attachment 3 to LA-1106156R2	8
	Attachment 4 to LA-1106156R2	9
LA-1106157	AGTA Amended Articles
LA-1106158R3	LA-Right to Purchase Additional Aircraft	8
LA-1106159R1	LA-Special Matters Concerning [*]	1
LA-1106160	LA-Spare Parts Initial Provisioning
LA-1106163	LA-Demonstration Flight Waiver
LA-1106177R1	LA-[*]	6
LA-1106207R1	LA-Special Matters Firm Aircraft	1
LA-1106208R1	LA-Special Matters Option Aircraft	1
LA-1106574R1	LA-Agreement for Deviation from the [*]	6
LA-1106584R4	LA-Aircraft Performance Guarantees	6
LA-1106586	LA-Miscellaneous Matters
LA-1106614R2	LA-Special Matters for Purchase Right Aircraft	8
LA-1106824	LA-Customer Support Matters
LA-1208292R2	LA-Special Matters Concerning Escalation – Block B, Block C, Block E, Block F and Block G Aircraft	6
LA-1208296R1	LA-Special Matters for Block D Option Aircraft	6
LA-1208949	LA-Special Matters Block C Aircraft in Table 1-A1	1
6-1162-SCR-146R1	LA Special Provision – Block B and Block G Aircraft	6
LA-1306854R1	Performance Guarantees, Demonstrated Compliance	6
6-1162-LKJ-0696R6	LA-[*]	6
6-1162-LKJ-0705	LA-Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2
6-1162-LKJ-0707	LA- Agreement Regarding [*]	6
6-1162-LKJ-0709	[*] Special Matters	6

6-1162-LKJ-0728	Special Matters – SA-8 Early Exercise Aircraft	8

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712		SA-9
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 29, 2012

Supplemental Agreement No. 2	October 8, 2012

Supplemental Agreement No. 3	December 11, 2012

Supplemental Agreement No. 4	December 10, 2013

Supplemental Agreement No. 5	September 29, 2014

Supplemental Agreement No. 6	July 21, 2015

Supplemental Agreement No. 7	April 18, 2016

Supplemental Agreement No. 8	June 10, 2016

Supplemental Agreement No. 9	February 16, 2017

FED-PA-03712		SA-9
BOEING PROPRIETARY

Table 1-A To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Firm Aircraft

Airframe Model/MTOW:	767-300F	408000 pounds

Engine Model/Thrust:	CF6-80C2B6F	60200 pounds

Airframe Price:		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit per Aircraft:		[*]

Detail Specification: D019T002 Rev. K Dated April 30, 2011

Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:	[*]	GE CF6-80 & GE90 (99 rev.)

Airframe Escalation Data:

Base Year Index (ECI):	[*]

Base Year Index (CPI):	[*]

Engine Escalation Data:

Base Year Index (CPI):	[*]

		Escalation	Escalation		Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)		Adv Payment Base Price Per A/P		At Signing 1%		24 Mos. 4%		21/18/12/9/6 Mos. 5%		Total 30%
[*]	1	[*]	[*]	See Note 1	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]		[*	]	[*	]	[*	]	[*	]	[*	]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental Agreement No. 9
FED-PA-03712 57361, 87793, 101161	Boeing Proprietary	Page 1

Table 1-A To

Purchase Agreement No. 3712

Aircraft Delivery, Description, Price and Advance Payments

Firm Aircraft

		Escalation	Escalation	Escalation Estimate		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Factor (Engine)	Adv Payment Base Price Per A/P		At Signing 1%		24 Mos. 4%		21/18/12/9/6 Mos. 5%		Total 30%
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
[*]	1	[*]	[*]	[*	]	[*	]	[*	]	[*	]	[*	]
Total:	27

Note:	1. Notwithstanding the delivery date of [*] shown in this Table, the Aircraft is rescheduled to deliver in [*] upon execution of SA 1 to PA 3712. The parties acknowledge the [*] will be based on a [*].
The parties acknowledge the [*] will be based on an [*].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental Agreement No. 9
FED-PA-03712 57361, 87793, 101161	Boeing Proprietary	Page 2

Attachment 4 to

Letter Agreement No. FED-PA-03712-LA-1106156R2

Firm Aircraft and Option Aircraft Delivery Schedule

[*]

Notes:

(i)	FY: FED Customer Fiscal Year June 1 - May 31
(ii)	Customer has the right to purchase forty-four (44) Purchase Right Aircraft for delivery through [*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED-PA-03712-LA-1106156R2	SA-9
Option Aircraft, Attachment 4, Revised February 2017	Page 1

BOEING PROPRIETARY